UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

FVCBankcorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

11325 Random Hills Road
Fairfax, Virginia	22030
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 436-3800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On July 14, 2021, FVCBankcorp, Inc., a Virginia corporation (the “Corporation” or “FVCB”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Blue Ridge Bankshares, Inc., a Virginia corporation (“BRBS”). Pursuant to the Agreement, FVCB will be merged with and into BRBS, whereby the separate corporate existence of FVCB will cease and BRBS will be the surviving corporation in the merger (the “Merger”). At or immediately following consummation of the Merger, FVCbank, the wholly-owned Virginia chartered commercial bank subsidiary of FVCB, will be merged with and into Blue Ridge Bank, National Association, the wholly-owned national banking association subsidiary of BRBS (“Blue Ridge Bank”), with Blue Ridge Bank as the surviving bank.

Upon the completion of the Merger, in exchange for each share of FVCB common stock, FVCB shareholders will receive 1.1492 shares of BRBS’s common stock, plus cash in lieu of any fractional shares. Each option to purchase shares of FVCB’s common stock, whether vested or unvested, will convert into an option to acquire shares of BRBS’s common stock, on terms and conditions adjusted as provided for in the Agreement. Each FVCB restricted stock award that is outstanding and unsettled, unvested or contingent will vest and convert into the right to receive the merger consideration payable under the Agreement with respect to shares of FVCB common stock. No more than 10 business days prior to the effective time of the Merger, each unvested or contingent FVCB restricted stock unit award that would have vested by its terms at the effective time of the Merger will vest and be settled in shares of FVCB’s common stock. Such shares shall convert into the right to receive the merger consideration payable under the Agreement like all other shares of FVCB’s common stock.

Upon completion of the Merger, the boards of FVCB and BRBS will be fixed at 16 directors, consisting of eight current BRBS directors (including Brian K. Plum, the current president and chief executive officer of BRBS) and eight current FVCB directors (including David W. Pijor, the current chairman of the board of directors and the chief executive officer of FVCB, and Patricia A. Ferrick, the current president of FVCB). The current president and chief executive officer of BRBS and Blue Ridge Bank, Brian K. Plum, will continue to serve as chief executive officer of BRBS following closing of the Merger. David W. Pijor, the current chairman of the board of directors and chief executive officer of FVCB, will serve as the execution chairman BRBS. Patricia A. Ferrick, the current President of FVCB, will become the President of BRBS and the President and Chief Executive Officer of Blue Ridge Bank. Mr. Pijor, Mr. Plum, and Ms. Ferrick will all be named directors of BRBS. Jennifer L. Deacon, the current executive vice president and chief financial officer of FVCB, will be appointed executive vice president and chief financial officer of BRBS and Blue Ridge Bank.

The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

The boards of directors of FVCB and BRBS have unanimously approved the Agreement. The Agreement contains customary representations, warranties and covenants from both FVCB and BRBS. The consummation of the Merger is subject to various conditions, including (i) approval of the Agreement by shareholders of FVCB and BRBS, (ii) approval of an amendment to BRBS’s articles of incorporation to increase the number of authorized shares of the BRBS’s common stock (iii) receipt of all required regulatory approvals, (iv) the absence of any law or order prohibiting the closing of the Merger, (v) the effectiveness of the registration statement to be filed by BRBS with the SEC with respect to BRBS’s common stock to be issued in the Merger, and (vi) the approval of the listing on the NYSE American market of BRBS’s common stock to be issued in the Merger. Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party, compliance of the other party with its covenants and receipt from the party’s legal counsel to the effect that the Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. Subject to the satisfaction or waiver of the various conditions for closing, the parties anticipate completing the Merger in the fourth quarter of 2021.

The Agreement provides certain termination rights for both FVCB and BRBS and further provides that a termination fee of approximately $12.3 million will be payable by either FVCB or BRBS, as applicable, in the event that the Agreement is terminated under certain circumstances. Furthermore, in connection with the execution of the Agreement, each of the current directors on boards of FVCB and BRBS, respectively, have entered into certain Affiliate Agreements (described in Item 8.01 below).

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, will not survive consummation of the Merger unless otherwise specified in the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding FVCB or BRBS, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with other information regarding FVCB, BRBS and their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in or incorporated by reference into the Registration Statement on Form S-4 of BRBS that will include a prospectus of BRBS and a joint proxy statement of FVCB and BRBS, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that FVCB makes with the SEC.

Item 8.01.	Other Events.

Affiliate Agreements

Simultaneous with the execution of the Agreement, FVCB and BRBS entered into Affiliate Agreements with each of the directors on the boards of FVCB and BRBS. Each director, as a shareholder party to an Affiliate Agreement, has agreed, among other things, to vote shares of FVCB’s common stock or BRBS’s common stock, as applicable, owned by such shareholder and over which such shareholder has sole voting and investment power in favor of the Merger and the Agreement (and related plan of merger), and against any competing acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of the Agreement or the Affiliate Agreement, or other action, proposal or transaction that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the parties’ respective conditions under the Agreement. The Affiliate Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Agreement in accordance with its terms.

The foregoing description of the Affiliate Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Affiliate Agreements, forms of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of FVCB or BRBS or a solicitation of any vote or approval. In connection with the proposed Merger, BRBS intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/ prospectus to be mailed to shareholders of both FVCB and BRBS. SECURITY HOLDERS OF FVCB AND BRBS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FVCB, BRBS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030 or by telephone at (703) 436-3800.

FVCB, BRBS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FVCB and BRBS in connection with the proposed Merger. Information about the directors and executive officers of FVCB and their ownership of FVCB’s common stock is set forth in FVCB’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 8, 2021. Information about the directors and executive officers of BRBS and their ownership of BRBS’s common stock is set forth in BRBS’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 30, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BRBS and FVCB, including, but not limited to statements about the benefits of the Merger between BRBS and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BRBS’s and FVCB's current expectations and assumptions regarding BRBS’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BRBS’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of BRBS and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed Merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BRBS and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed Merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Agreement , (4) the risk that the integration of BRBS’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that BRBS and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of BRBS and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against BRBS and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of BRBS’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed Merger, (9) the failure of any of the closing conditions in the Agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed Merger, (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by BRBS’s issuance of additional shares of its capital stock in connection with the proposed Merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or BRBS including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on BRBS’s and/or FVCB’s businesses, the ability to complete the proposed Merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of BRBS and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BRBS, FVCB and factors which could affect the forward-looking statements contained herein can be found in BRBS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC, and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of July 14, 2021, between Blue Ridge Bankshares, Inc. and FVCBankcorp, Inc.
99.1	Form of FVCB Affiliate Agreement, dated as of July 14, 2021, by and among Blue Ridge Bankshares, Inc., FVCBankcorp, Inc., and certain shareholders of FVCB.
99.2	Form of BRBS Affiliate Agreement, dated as of July 14, 2021, by and among Blue Ridge Bankshares, Inc., FVCBankcorp, Inc., and certain shareholders of BRBS.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC. (Registrant)

Date: July 15, 2021	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon
Executive Vice President and Chief Financial Officer